UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) - December 1, 2004


                             MTM TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


       New York                      0-22122                     13-3354896
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(State or other jurisdiction  (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

      850 Canal Street, Stamford, Connecticut                       06902
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     (Address of principal executive offices)                     (zip code)


        Registrant's telephone number, including area code - 203-975-3700
                                                             ------------

                                       N/A
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          (Former Name or Former Address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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INTRODUCTORY COMMENT

     Throughout this Current Report on Form 8-K, the terms "we," "us," "our" and "our company" refer to MTM Technologies, Inc. (formerly, Micros-to-Mainframes, Inc.) and, unless the context indicates otherwise, our subsidiaries on a consolidated basis.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 1, 2004 we entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Vector ESP, Inc., Vector ESP Management, Inc. (collectively referred to as the "Sellers") and Vector Global Services, Inc. (the "Shareholder").

     Pursuant to the Asset Purchase Agreement we agreed to acquire from the Sellers substantially all of the Sellers' assets used or useful in connection with the conduct of, or arising out of the conduct of, the Business (as defined below) of the Sellers. The Business of the Sellers (the "Business") is defined as the business of providing consulting services, information technology products, technology solutions, applications, messaging and collaboration products and services, remote connectivity and workforce mobility products and services. We also assumed certain liabilities of the Sellers relating to the assets acquired. It is anticipated that the closing of the transaction will occur on or about December 10, 2004.

     In addition to assuming the certain liabilities, we agreed to pay to the Sellers and to the Shareholder an aggregate purchase price consisting of (i) $16,833,333.33 in cash ("Cash Consideration"), (x) $15,833,333.33 of which shall be paid on the Closing Date (as defined in Article IV of the Asset Purchase Agreement); and (y) $1,000,000 which shall be paid on the Closing Date to an escrow agent (the "Escrow Agent"), to be held and distributed pursuant to the terms of the Escrow Agreement to be executed by and among the Sellers, us, and the Escrow Agent, (ii) certificates representing an aggregate number of shares (the "Stock Consideration") of our common stock, $.001 par value per share ("MTM Common Stock"), determined by dividing $2,000,000 by the greater of (A) the weighted average trading price of MTM Common Stock for the 20 business days ending immediately prior to the Closing Date and (B) $2.15, of which (x) an aggregate number of shares of MTM Common Stock determined by dividing $340,000 by the greater of (A) the weighted average trading price of MTM Common Stock for the 20 business days ending immediately prior to the Closing Date and (B) $2.15, shall be deposited with the Escrow Agent to be held and distributed pursuant to the terms of the Escrow Agreement, and (y) the balance shall be issued and delivered to the Shareholder as soon as practicable after the Closing Date, and
(iii) a non-interest bearing promissory notes in the principal amount of $666,666.66, to be issued and delivered by us to the Shareholder on the Closing Date (the "Note Consideration" and together with the Cash Consideration and Stock Consideration, and any amounts paid under the earnout provision set forth in Section 3.2 of the Asset Purchase Agreement, the "Purchase Price"). If the Tangible Net Worth (as defined in the Asset Purchase Agreement) as estimated as of the Closing Date is less than $500,000, then the Cash Consideration shall be reduced by an amount equal to the amount of the deficiency.

     In addition, as part of the Purchase Price, we agreed to issue to the Shareholder additional shares of our Common Stock on the achievement of certain


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financial targets. More particularly, if the EBITDA attributable to the Business during the period beginning on the later of January 1, 2005 and the Closing Date and ending on the date one year thereafter (the "Earnout Period") equals or exceeds $2,975,000, then, as additional consideration we shall issue to the Shareholder the number of shares of MTM Common Stock determined by (x) dividing $3,000,000 by the greater of (A) the weighted average trading price of MTM
Common Stock for the 10 business days immediately preceding the end of the Earnout Period and (B) $2.75 and (y) multiplying such amount by a fraction, the numerator of which shall equal the EBITDA of the Business for the year ending on the last day of the Earnout Period and the denominator of which shall equal $3,500,000 (the "Seller Earnout Consideration"); provided, however, that in no event shall the value of the Seller Earnout Consideration exceed $3,000,000.

     On or prior to the Closing Date we will reserve up to 500,000 shares of MTM Common Stock for issuance upon exercise of stock options which shall be granted by us to certain key members of the Sellers' management team as determined by us. Such stock options shall be issued to such individuals pursuant to a stock option agreement to be entered into between each such individual and us. Such options shall be granted on the date such persons are employed by us or one of our affiliates and 225,000 of which shall have an exercise price equal to the fair market value of the MTM Common Stock on the date of such grant and 275,000 of which shall have an exercise price equal to $5.00 per share.

     As part of the transaction, we will also enter into various employment agreements, including an employment agreement with Thomas R. Flink, who will become the Regional Vice President for our central region

     The above description of the transaction set forth in the Asset Purchase Agreement is qualified in its entirety by reference to the terms of the Asset Purchase Agreement attached hereto as Exhibit 2.1.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

9.01     Financial Statements and Exhibits

 (c)     Exhibits

         Exhibit 2.1 Asset Purchase Agreement dated December 1, 2004 by and among Vector ESP, Inc., Vector ESP Management, Inc., and Vector Global Services, Inc. and MTM Technologies, Inc./1/

         Exhibit 99.1 Press release dated December 2, 2004 announcing entry into the Asset Purchase Agreement (this Exhibit is being furnished, not filed, under Item 7.01, "Regulation FD Disclosure").

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1   The Exhibits and Disclosure Schedules have been omitted pursuant to Item
601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted Exhibits or Schedules to the Securities and Exchange Commission upon request.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MTM TECHNOLOGIES, INC.
                                               ----------------------
                                               (Registrant)


                                          By: /s/ Francis J. Alfano
                                              ------------------------
                                              Francis J. Alfano, Chief
                                              Executive Officer


December 2, 2004


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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
-------

Exhibit 2.1 Asset Purchase Agreement dated December 1, 2004 by and among Vector ESP, Inc., Vector ESP Management, Inc., and Vector Global Services, Inc. and MTM Technologies, Inc./2/

Exhibit 99.1 Press release dated December 2, 2004 announcing entry into the Asset Purchase Agreement (this Exhibit is being furnished, not filed, under Item 7.01,"Regulation FD Disclosure").


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2   The Exhibits and Disclosure Schedules have been omitted pursuant to Item
601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted Exhibits or Schedules to the Securities and Exchange Commission upon request.


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